Exhibit 10.09

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of July [  ], 2006 among AIMS WORLDWIDE, INC., a Nevada corporation (the “Company”), and IKON, INC. (“IKON”).

R E C I T A L S

This Agreement is entered into in connection with the Stock Purchase Agreement of even date herewith among the Company and IKON, pursuant to which IKON is receiving shares of the Company’s common stock (the “Stock Purchase Agreement”).  The execution and delivery of this Agreement is a condition precedent to IKON’s obligations under the Stock Purchase Agreement.

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, capitalized terms used herein and not defined shall have the same meaning as provided in the Stock Purchase Agreement.

In addition, the following terms shall have the meanings set forth in this Article I:

“Adversely Affected Holder” has the meaning specified in Section 8.1.

“Affiliate” means, as applied to the Company or any other specified Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or such specified Person) and shall also include (a) any Person who is an executive officer or director of the Company (or such specified Person) and (b) in the case of a specified Person who is an individual, any Family Member of such Person.

“Agreement” has the meaning given such term in the Recitals.

“Commission” means the U.S. Securities and Exchange Commission or any successor governmental agency that administers the Securities Act and the Exchange Act.

“Commission Form S-3” has the meaning specified in Section 2.1(b).

“Common Stock” means the Common Stock, par value $.XXX per share, of the Company, any shares of the Company’s capital stock into which such Common Stock shall be changed, and any shares of the Company’s capital stock resulting from any reclassification of such Common Stock or recapitalization of the Company.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

“Family Member” means, as applied to any individual, such individual’s spouse, children (including stepchildren or adopted children), grandchildren, parent, or any spouse of any of the foregoing, and each trust, partnership or similar estate planning vehicle created for the primary benefit of one or more of them.

 “Holder” means IKON.

“Incidental Registration” has the meaning specified in Section 2.1(a) of this Agreement.

“Incidental Registration Cutback” has the meaning specified in Section 2.1(c) of this Agreement.

“Indemnified Party" and "Indemnified Parties” have the meanings specified in Section 5.1(a) of this Agreement.

“Indemnifying Party” and "Indemnifying Parties” have the meanings specified in Section 5.1(c) of this Agreement.

“Initiating Holder” means each Holder holding at least thirty five percent (35%) of the Registrable Securities held by the Holders at the Effective Time.

"Other Holders" means holders of securities of the Company (other than Holders) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

 “Person” means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

“Purchase Agreement” has the meaning specified in the Recitals hereto.

“Registrable Securities” means the following (in each case as adjusted for stock splits, recapitalizations and other similar events): (i) any shares of Common Stock now owned or subsequently acquired by any Investor and the Common Stock issued or issuable upon conversion or exercise of any other security of the Company acquired by an Investor on or after the date hereof; (ii) securities issued in replacement or exchange of any of the securities issued in clause (i); and (iii) any Common Stock held at the Effective Time by any of the Other Holders, or acquired by any of the Other Holders upon conversion, exercise or exchange of any Convertible Securities held by any of the Other Holders at the Effective Time; provided, however, that Registrable Securities shall cease to be Registrable Securities with respect to a Holder, when (A) such Holder holds less than one percent (1%) of the fully diluted capital stock of the Company and is eligible to sell or transfer free of restrictive legends all of such Holder’s Registrable Securities pursuant to 144(k) under the Securities Act in any three month period taking into account any applicable aggregation rules pursuant to Rule 144(e); (B) such Registrable Securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (C) such Registrable Securities have been included in an effective registration statement under the Securities Act as provided herein.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement in connection with each Incidental Registration, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. (“NASD”) fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company’s legal counsel and independent public accountants, including the expenses of any audits or “cold comfort” letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one counsel for all Investors participating in each such registration up to $35,000.00, and any fees and disbursements of underwriters customarily paid by issuers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.

“Underwriter’s Maximum Number” has the meaning specified in Section 2.1(c) of this Agreement.

ARTICLE II

REGISTRATIONS

SECTION 2.1   Incidental Registrations.

(a)

Incidental Registration.  If the Company for itself or any of its security holders shall at any time or times after the date hereof undertake to register under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan registered on Form S-8 or similar or successor forms promulgated by the Commission or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms promulgated by the Commission), on each such occasion the Company will notify each Holder of such determination or request at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty (20) days after the receipt of such notice, subject to Sections 2.1(b) and (c), the Company shall use its reasonable best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Holder to be included in such registration statement and subject to the conditions of the Securities Act (an “Incidental Registration”).  If a Holder decides not to include all of its Registrable Securities in any Incidental Registration filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Incidental Registration as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)

Withdrawal or Delay of Registration.  Notwithstanding the foregoing, if at any time after giving notice of its intention to undertake a registration in accordance with Section 2.1(a) above, and before the effectiveness of any Registration Statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of a written notice to each holder of Registrable Securities:

(i)

in the case of a determination not to effect such registration, relieve itself of its obligation to include the Registrable Securities in connection with such registration; or

(ii)

in the case of a determination to delay such registration, delay the inclusion of such Registrable Securities for the same period as the delay in such registration.

(c)

Priority in Registration.  If an Incidental Registration is an underwritten offering, and the managing underwriters shall give written advice to the Holders and the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the “Underwriter’s Maximum Number”) could successfully be included in such registration without having an adverse effect on the success of the offering (including, without limitation, an impact on the selling price or the number of Registrable Shares that may be sold within a price range acceptable to the Investors initiating the Incidental Registration), then the Company shall be required to include in such registration only such number of securities as is equal to the Underwriter’s Maximum Number (“Incidental Registration Cutback”) and the Company and the Holders will participate in such offering in the following order of priority:

(i)

First, the Company shall be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter’s Maximum Number; and

(ii)

Second, the Company will be obligated and required to include in such registration that number of Registrable Securities that the Holders and the Other Holders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number.

In the event that an Incidental Registration Cutback results in less than all of the securities of a particular category (e.g., securities of the Company or Registrable Securities of Holders) that are requested to be included in such registration to actually be included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the relative number of shares of Common Stock originally requested to be included in such offering by such holders.  Notwithstanding the foregoing, in no event shall the amount of Registrable Securities held by the Holders and Other Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering.

SECTION 2.2.  Expenses.  The Company shall pay all Registration Expenses incurred in connection with all Incidental Registrations effected in accordance with this Article II.

SECTION 2.3.  Effective Registration Statement.  An Incidental Registration effected pursuant to Section 2.1, shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has become effective with the Commission and kept effective in accordance with the provisions of Section 3.1(c) below.  Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (a) after it has become effective with the Commission, such registration is made subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder, or (b) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder.

SECTION 2.4.  Jurisdictional Limitations.  Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to take any action to effect registration, qualification or compliance with respect to its Registrable Securities:

(a)

In any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

(b)

That would require it to qualify generally to do business in any jurisdiction in which it is not already so qualified or obligated to qualify; or

(c)

That would subject it to taxation in a jurisdiction in which it is not already subject generally to taxation.

ARTICLE III

REGISTRATION PROCEDURES

SECTION 3.1.  Company Obligations.  If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company, as expeditiously as possible and subject to the terms and conditions of Article II, will do the following:

(a)

Prepare and file with the Commission the appropriate registration statement to effect such registration and use its diligent efforts to cause such registration statement to become and remain effective for the period set forth in Section 3.1(c) below;

(b)

Permit any Holder who, in the reasonable judgment of the Company’s counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement (including, to the fullest extent permitted by applicable law, making available for inspection by any such Person and any attorney, accountant or other agent retained by such Person, all financial and other records of the Company, pertinent corporate documents of the Company and all other information reasonably requested in connection therewith) and give to the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, advance draft copies of such registration statement, each prospectus included therein or filed with the Commission at least five (5) business days prior to the filing thereof with the Commission, and any amendments and supplements thereto promptly as they become available, and will give each of them, to the fullest extent permitted by applicable law, such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

(c)

Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of one hundred thirty five (135) days after such registration statement becomes effective (such period of one hundred thirty five (135) days to be extended one day for each day or portion thereof during such period that such registration statement shall be subject to any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction);

(d)

Furnish to the Holders participating in such registration without charge to the Holders, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request;

(e)

Subject to Section 2.4 hereof, use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under such registration statement shall reasonably request, to keep such registration or qualification in effect for the time period set forth in Section 3.1(c) hereof, and take any other action that may be reasonably necessary or advisable to enable the Holders who are participating in such registration to sell Registrable Securities in such jurisdictions;

(f)

Subject to Section 2.4 hereof, use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holders who are participating in such registration to sell Registrable Securities as intended by such registration statement;

(g)

In the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

(h)

Use its reasonable best efforts to furnish to the Holders registering Registrable Securities under such registration statement:

(i)

An opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investors making such request, covering such legal matters customarily included in opinions with respect to underwritten registered public secondary offerings of securities; and

(ii)

A letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act (such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders may reasonably request);

(i)

Immediately notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of its becoming aware of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(j)

Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)

Provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(l)

Use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which the same class of securities issued by the Company is then listed or, if no class of such equity securities is then listed, apply for listing or quotation of the Registrable Securities on a national exchange in the United States or quotation system in the United States.

SECTION 3.2.  Holder Obligations.

(a)

The Company may require each Holder of Registrable Securities to be sold under such registration statement to furnish the Company with such information as it may reasonably request in writing (i) regarding such Holder’s proposed distribution of such securities and (ii) as required in connection with any registration (including an amendment to a registration statement or prospectus), qualification or compliance referred to in this Article III.  The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law.

(b)

Each Holder, by execution of this Agreement, agrees (i) that upon receipt of any notice from the Company, or upon such Holder’s otherwise becoming aware, of the happening of any event of the kind described in Section 3.1(i), such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by Section 3.1(i) and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (ii) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished in writing by such Holder to the Company specifically for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  In the event the Company or any such Holder shall give any such notice, the period referred to in Section 3.1(c) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Section 3.1(c) to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(i).

ARTICLE IV

UNDERWRITTEN OFFERINGS

SECTION 4.1.  Underwritten Offerings.

(a)

Underwritten Offering.  In connection with any underwritten offering pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement (and any other customary agreements) with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Holders, the Company and such underwriters in their reasonable judgment and to contain such representations and warranties by the Company and the Holders whose securities are included therein, and such other terms, as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1.  The Company will also take all such other actions as the Holders or the underwriters reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including effecting a stock split or combination of shares and the participation of senior management in so-called “road shows” and similar events).  Each Holder participating in such underwritten offering shall be a party to such underwriting agreement.  No Holder participating in any such underwritten offering shall be required by the provisions hereof to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and its intended method of distribution and any other representation required by law.  No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved pursuant to this Section 4.1 and (ii) accurately completes in all material respects and in a timely manner, and executes all questionnaires, powers of attorney, such underwriting agreement and other documents reasonably and customarily required under the terms of such underwriting agreement.

(b)

Selection of Underwriters.  Whenever a registration requested pursuant to Section 2.1 is for an underwritten offering, the Company will have the right to select the managing underwriter to administer the offering, subject to the approval of the holders of a majority of Registrable Securities sought to be registered, such approval not to be unreasonably withheld or delayed.

SECTION 4.2.  Holdback Agreements.

(a)

Subject to the conditions set forth in the last sentence of this Section 4.2(a), in connection with an offering pursuant to Section 2.1, each Holder agrees not to effect directly or indirectly (except as part of such underwritten registration in accordance with the provisions hereof or pursuant to a transaction exempt from registration (other than under Rule 144 or Rule 145 of the Securities Act)) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities for such period as such managing underwriter requests, such period in no event to commence earlier than ten (10) days prior to, or to end more than one hundred eighty (180) days after, the effective date of such registration or such other time period as the underwriter may reasonably request.  Each Holder further agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 4.2(a).  The foregoing restrictions shall be conditioned on each officer, director of the Company and holder of one percent (1%) or more of the Company’s Common Stock or securities convertible or exchangeable for one percent (1%) or more of its Common Stock (determined in all instances on a fully diluted basis) being bound by substantially the same restrictions as are set forth above.  If such restrictions are waived or shortened by the managing underwriter or the Company for any Holder or any other party bound thereto, the above restrictions shall also be waived or shortened for all Holders in the same manner on a pro rata basis (calculated including the shares held by the party bound by such similar agreement).

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

SECTION 5.1  Indemnification.

(a)

Indemnification by the Company.  In the event of any registration under the Securities Act pursuant to Article II of any Registrable Securities covered by such registration, the Company will, to the extent permitted by law, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, each such Holder’s legal counsel and independent accountants, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act (each, an "Indemnified Party" and collectively, the “Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which the Holders or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the indemnity agreement contained in this Section 5.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the

Company (which consent shall not be unreasonably withheld); and provided, further, however that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing by such Indemnified Party specifically for use therein.

(b)

Indemnification by the Holders.  As a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Article II, each Holder of Registrable Securities, to the extent permitted by law, hereby agrees, severally but not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by, or on behalf of, such person or entity specifically for use therein; provided, however, that the indemnity agreement contained in this Section 5.1(b) shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities or actions if such settlement is effected without the consent of such Holder; and provided, further, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

(c)

Notices of Claims, etc.  Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.1, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (each, an “Indemnifying Party” and collectively, the "Indemnifying Parties"), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 5.1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.  In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and the Indemnifying Party may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation or that imposes any ongoing restrictions or covenants pertaining to the Indemnified Party.

(d)

Other Indemnification.  Indemnification similar to that specified in the preceding subdivisions of this Section 5.1 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities included in any registration statement to each other and any underwriter, as applicable, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

(e)

Indemnification Payment.  The indemnification required by this Section 5.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f)

Survival of Obligations.  The obligations of the Company and the Holders under this Section 5.1 and Section 5.2 shall survive the termination of this Agreement.

SECTION 5.2.  Contribution.  If the indemnification provided for in Section 5.1 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 5.1 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties, on the one hand, or the Indemnified Party, on the other, and the parties’ relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Article V; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

COMPANY COVENANTS

SECTION 6.1.  Covenants Relating to Rule 144; Reports Under The Exchange Act.  With a view to (a) making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, or (b) causing the Company to be and remain eligible to file a registration on Commission Form S-3, the Company agrees to do the following:

(i)

To make and keep public information available in accordance with Rule 144 under the Securities Act at all times;

(ii)

To use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended;

(iii)

So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) and a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration; and

(iv)

The Company shall use its commercially reasonable efforts to take any action necessary to maintain its eligibility to utilize Commission Form S-3 to permit resales as requested by the Holders with respect to “Transactions Involving Secondary Offerings” as described in General Instruction I.B.3 of Commission Form S-3.

SECTION 6.2.  Other Registration Rights.  Except with the written consent of the Holders, the Company will not grant to any Person (except to the Holders and their permitted assigns who are record holders of Registrable Securities in accordance with and subject to this Agreement) any registration rights more favorable than, or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

ARTICLE VII

ASSIGNABILITY

This Agreement and all of the provisions hereof will be assigned, without the consent of the Company, by any Holder to, and shall inure to the benefit of, any purchaser, transferee or assignee of any shares of Registrable Securities (as adjusted for stock splits, recapitalizations, and other similar events), and any such purchaser, transferee or assignee shall take shares of Registrable Securities subject to, and shall be bound by, the terms of this Agreement; provided in each instance that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.  However, the Company shall not be required to recognize any such purchaser, transferee or assignee as a “Holder” under this Agreement unless and until either (i) such person becomes the holder of record of Registrable Securities or (ii) the Company receives written notice of such purchase, transfer or assignment.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1  Waivers and Amendments.  The rights and obligations of the Company and all other parties hereto under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended if and only if such waiver or amendment is consented to in writing by the Company and a majority in interest of the Holders; provided, however, that if any amendment would materially and adversely affect the rights of one or more Holders, or any other Other Holder (the “Adversely Affected Holder”) in a way that is different from its effect on other Holders, such amendment shall not be effective as to any Adversely Affected Holder unless consented to by a majority in interest of the Adversely Affected Holders.  Each Holder shall be bound by any amendment or waiver effected in accordance with this Section, whether or not such Holder has consented to such amendment or waiver.  Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

SECTION 8.2  Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

SECTION 8.3  Entire Agreement.  This Agreement  constitutes the full and entire understanding and agreement of the parties with regard to the subjects hereof and supersedes in their entirety all other or prior agreements, including the Term Sheet, whether oral or written, with respect thereto.

SECTION 8.4  Notices.  All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), reputable commercial overnight delivery service (including Federal Express and U.S. Postal Service overnight delivery service) or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

If to the Company, addressed to:

AIMS Worldwide, Inc.

10400 Eaton Place
Fairfax, Virginia 22030

Attention: Patrick Summers, Chief Financial Officer

Fax:

(703) 621-3865

with a copy to:

Sterling, Gregory & Plotkin, LLC
1225 Eye St., N.W., Ste. 900
Washington, D.C. 20005
Attention: James P. Gregory, Esq.
Fax:

(202) 789-4508

If to IKON, addressed to:

IKON, Inc.1307 N. 14th St.

Arlington, VA  22209

Attention:  Craig Snyder

Fax: (202)

If to any other Holder, to it at its address specified on Schedule A.

Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial courier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid.  Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

SECTION 8.5  Governing Law.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to any conflicts or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

SECTION 8.6  Equitable Remedies.  The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached.  It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this Agreement, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

SECTION 8.7  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE RELATED AGREEMENTS, DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 8.8  No Third Party Beneficiary.  There are no third party beneficiaries of this Agreement.

SECTION 8.9  Expenses.  Except with respect to the Registration Expenses set forth in Section 2.2, each party hereto shall pay its own costs and expenses in connection with this Agreement.

SECTION 8.10  Severability; Titles and Subtitles; Gender; Singular and Plural; Counterparts; Facsimile.

(a)

In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

(b)

The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(c)

The use of any gender in this Agreement shall be deemed to include the other genders, and the use of the singular in this Agreement shall be deemed to include the plural (and vice versa), wherever appropriate.

(d)

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

(e)

Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

SECTION 8.11 No Partnership or Joint Venture.  Nothing in this Agreement shall create a partnership or joint venture or any other relationship of a similar nature between the parties hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

COMPANY:

AIMS WORLDWIDE, INC.

By:

_________________________________

Name:

Title:

HOLDER:

IKON, INC.

By:

_________________________________

Name:

Title: